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                                                                    EXHIBIT 10.3

                                REAFFIRMATION OF
                   AMENDED AND RESTATED REPURCHASE AGREEMENT

          REAFFIRMATION OF AMENDED AND RESTATED REPURCHASE AGREEMENT, dated as of March __, 2001 (this "Reaffirmation"), of the Amended and Restated Repurchase Agreement, dated as of March 18, 1999 (as amended by the Reaffirmation of Amended and Restated Repurchase Agreement, dated March 10, 2000, the "Repurchase Agreement"), made by Raytheon Aircraft Company, a Kansas corporation ("RAC"), in favor of the Purchasers referred to therein and Bank of America National Trust and Savings Association, as managing facility agent (in such capacity, the "Managing Facility Agent") for such Purchasers.

          WHEREAS, pursuant to the Second Amended and Restated Purchase and Sale Agreement, dated as of March 10, 2000 (as hereto amended, modified or otherwise supplemented) (the "Purchase Agreement"), among Raytheon Aircraft Receivables Corporation, a Kansas corporation (the "Seller"), Raytheon Aircraft Credit Corporation ("Raytheon Credit"), as Servicer (as defined therein), the financial institutions and special purpose corporations from time to time parties thereto (the "Purchasers"), Bank of America, N.A., as Managing Facility Agent (in such capacity, the "Managing Facility Agent") and Documentation Agent for the Purchasers, Bank of America, N.A. and the Chase Manhattan Bank, as Co-Administrative Agents for the Purchasers (each in such capacity, a "Co-Administrative Agent"), The Chase Manhattan Bank, as Syndication Agent (in such capacity, the "Syndication Agent"), Citibank, N.A. and Credit Suisse First Boston, as Co-Syndication Agents (each in such capacity, a "Co-Syndication Agent"), and each Administrative Agent referred to therein, RAC entered into the Repurchase Agreement;

          WHEREAS, the Purchase Agreement is being amended and restated by the Third Amended and Restated Purchase and Sale Agreement (the "Amended Purchase Agreement"), dated as of March __, 2001, among Raytheon Aircraft Receivables Corporation, a Kansas corporation (the "Seller"), Raytheon Aircraft Credit Corporation ("Raytheon Credit"), as Servicer (as defined therein), the financial institutions and special purpose corporations from time to time parties thereto (the "Purchasers"), Bank of America, N.A., as Managing Facility Agent for the Purchasers (in such capacity, the "Managing Facility Agent"), The Chase Manhattan Bank and Bank of America, N.A., as Co-Administrative Agents for the Purchasers (in such capacity, a "Co-Administrative Agent"), JP Morgan, a division of Chase Securities Inc., and Banc of America Securities LLC, as Co-Arrangers and Joint Bookrunners, JP Morgan, a division of Chase Securities Inc., as Syndication Agent (in such capacity, the "Syndication Agent") and each Administrative Agent referred therein;

          WHEREAS, it is a condition precedent to the effectiveness of the Amended Purchase Agreement that RAC shall have executed and delivered this Reaffirmation to the Managing Facility Agent;

          WHEREAS, RAC desires to consent to the amendments to the Purchase Agreement and to reaffirm its obligations under the Repurchase Agreement;

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          NOW THEREFORE, in consideration of the foregoing and to induce the
Managing Facility Agent, the Co-Agents, the Agents and the Purchasers to enter into the Amended Purchase Agreement and to induce the Purchasers to make their respective purchasers from the Seller under the Amended Purchase Agreement, RAC hereby agrees as follows:

          1. Defined Terms. Capitalized terms used herein but not defined shall have the meanings given to such terms in the Repurchase Agreement.

          2. Consent and Reaffirmation. RAC hereby consents to the amendments to the Purchase Agreement and to the execution of the Amended Purchase Agreement by Raytheon Credit and the Seller and hereby reaffirms it obligations under the Repurchase Agreement.

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          IN WITNESS WHEREOF, RAC has caused this Reaffirmation to be duly executed and delivered by its proper and duly authorized officer as of the day and year first written above.

                              RAYTHEON AIRCRAFT COMPANY


                              By:____________________________
                                 Name:
                                 Title:
Acknowledged By:

BANK OF AMERICA, N.A.,
 as Managing Facility Agent


By:____________________________
   Name:
   Title

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